Exhibit 24.1

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William W. Staunton, III and Eric A. Balzer, or either of them, his attorney-in-fact and agent, each with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto each of said attorneys-in-fact and agents full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection with this registration statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signature                              Title                    Date
----------------------------   ---------------------      -----------------

/s/ William G. Howard          Chairman of the Board      December 19, 2006
----------------------------   and Director
William G. Howard

/s/ William W. Staunton, III   Director and Chief         December 19, 2006
----------------------------   Executive Officer
William W. Staunton III

/s/ Eric A. Balzer             Director, Chief            December 19, 2006
----------------------------   Financial Officer and
Eric A. Balzer                 Principal Accounting Officer

/s/ William L. George          Director                   December 19, 2006
----------------------------
William L. George

/s/ Jack L. Saltich            Director                   December 19, 2006
----------------------------
Jack L. Saltich

/s/ Theodore J. Coburn         Director                   December 19, 2006
----------------------------
Theodore J. Coburn